UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 19, 2025
SONOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38603	03-0479476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Coromar Drive
Santa Barbara, California 93117
(Address of principal executive offices, including zip code)
(805) 965-3001
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SONO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2025, Deirdre Findlay, Chief Commercial Officer, informed Sonos, Inc. (the “Company”) that she is resigning from her role, effective March 3, 2025. Ms. Findlay is resigning for personal reasons and there were no disagreements between the Company and Ms. Findlay on any matters relating to the Company’s operations, policies or practices that led to her resignation.

On February 20, 2025, the Company entered into a Transition Agreement (the “Transition Agreement”) with Ms. Findlay pursuant to which Ms. Findlay will provide consulting services, including advice on the Company’s marketing strategy, to the Company until May 18, 2025 (the “Consulting Period”). During the Consulting Period, Ms. Findlay’s stock awards covering shares of Company common stock will continue to vest, and Ms. Findlay will receive subsidized COBRA continuation coverage. The Transition Agreement includes a perpetual confidentiality provision as well as provisions relating to mutual non-disparagement and non-solicitation of employees, clients, and vendors that apply during the Consulting Period, reaffirms the current restrictive covenants to which Ms. Findlay is currently subject and contains a release of claims in favor of the Company.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.
10.1	Transition Agreement dated February 20, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOS, INC.

Date: February 24, 2025	By:	/s/ Eddie Lazarus
Eddie Lazarus Chief Legal and Strategy Officer